UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

September 23, 2021

Sovos Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40837	81-5119352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

168 Centennial Parkway, Suite 200 Louisville, CO	80027
(Address of principal executive offices)	(Zip code)

(720) 316-1225

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	SOVO	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 23, 2021, Sovos Brands, Inc. (the “Company”) filed an amended and restated certificate of incorporation (the “Amended and Restated Charter”) with the Secretary of State of the State of Delaware and adopted amended and restated bylaws (the “Amended and Restated Bylaws”), each of which was effective on September 23, 2021.

Please see the descriptions of the Amended and Restated Charter and the Amended and Restated Bylaws in the section titled “Description of Capital Stock” in the Company’s final prospectus, dated September 22, 2021, filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to the Registration Statement on Form S-1, as subsequently amended, filed on August 27, 2021 (File No. 333-259110).

The foregoing descriptions of the Amended and Restated Charter and the Amended and Restated Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended and Restated Charter and the Amended and Restated Bylaws, which are filed as Exhibits 3.1 and 3.2 hereto and are incorporated herein by reference.

Item 8.01 Other Events

On September 27, 2021, the Company announced that it had closed its initial public offering of 23,334,000 shares of its common stock, par value $0.001 per share (the “common stock”), at the initial public offering price of $12.00 per share. The Company will use the net proceeds from the sale of shares to be sold by it as set forth in the prospectus for the offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Sovos Brands, Inc.
3.2	Amended and Restated Bylaws of Sovos Brands, Inc.
99.1	Press Release, dated September 27, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

SOVOS BRANDS, INC.

By:	/s/ Isobel A. Jones
Name:	Isobel A. Jones
Title:	Secretary

Date: September 27, 2021